SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 2, 2001
(Date of Earliest Event Reported)

BSD Healthcare Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-27075	31-1586472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 North 29th Ave., Suite 305, Hollywood, FL		33020
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (954) 923-4438

Table of Contents

Page
Item 1. Changes in Control of Registrant	2
Item 2. Acquisition or Disposition of Assets	2
Item 3. Bankruptcy or Receivership	2
Item 4. Changes in Registrant’s Certifying Accountants	2
Item 5. Other Events	2
Item 6. Resignations of Directors and Executive Officers	3
Item 7. Financial Statements	3
Item 8. Changes in Fiscal Year	3

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

BSD Healthcare Industries, Inc. (the "Company") is filing this Form 8-K reporting an Item 4 Form 8-K with respect to the Company's change in accountants which change was previously disclosed in the Company's Form 10-SB/A and the Company's Quarterly and Annual Reports under the Securities Exchange Act of 1934 ("Exchange Act"). The disclosure in this Form 8-K, Item 4 amends the disclosure contained in the Company's Exchange Act reports concerning the change in accountants, as set forth below. The effective date of the Company's change in accountant was June 28, 2000, as disclosed below

(a) (1) Previous Independent Accountant

(i) Effective on June 28, 2000, and directly as a result of a change in the Company's management and the appointment of Mark Baker as President and director by the consent of the Company's board of directors, the engagement of J.H. Cohn, LLP, the independent accountant that had audited the Company's financial statements for its year ended December 31, 1998 effectively was terminated by the appointment of Grassano Accounting, P.A. As a result, J.H. Cohn, L.L.P. did not resign nor did they decline to stand for re-election. While constructively J.H. Cohn, L.L.P. was aware that it was no longer the Company's independent accountant, it was not until March 2, 2001 in the preparation of this Form 8-K that the former accountants were informed in writing that they were effectively dismissed.
(ii) The report of J.H. Cohn, L.L.P. on the financial statements of the Company or the fiscal year ended December 31, 1998 that were included in the Company's registration statement Form-10SB/12g filed on August 18, 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
(iii) The decision to change accountants was a result of the change in the Company's management and the determination of the Company's new President, Mark Baker, to engage Grassano Accounting, P.A., as the Company's independent accountants to replace J.H. Cohn, L.L.P. This action was ratified by the Company's board of directors which consisted solely of Mark Baker, following the resignation of the Company's former directors and officers.
(iv) During the Company's fiscal year ended December 31, 1998 and through the date of this report, the Company has had no disagreements with its former accountants, J.H. Cohn, L.L.P., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report on the financial statements of the Company for its year ended December 31, 1998.
(v) The Company has requested that J.H. Cohn, LLP. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, the respect in which it does not agree. A copy of such letter, dated March 2, 2001 is filed as Exhibit 16.1 to this Form 8-K.

(a) (2) Engagement of New Independent Accountant.

Effective as of June 28, 2000, Grassano Accounting P.A., had been engaged by the Company as its new independent accountant to audit the Company's financial statements.

(a) (3) The Company has provided the former accountant with a copy of the disclosures it is making in response to this Item 4 prior to the filing of this Form 8-K and requested that the former accountant furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, the respect in which it does not agree.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS

Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD Healthcare Industries, Inc.
By /s/ Marc Baker
President, Chief Executive Officer
Date: March 2, 2001

Exhibit 16.1

March 2, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.20549

Re: File No. 0-27075

Gentlemen:

We had been engaged as the principal accountants for BSD Healthcare Industries, Inc. (the "Company") and on August 4, 1999 we reported on the consolidated financial statements of the Company as of December 31, 1998 and for the year then ended. On March 2, 2001, we were informed that we were dismissed as the principal accountants for the Company. We have read the Company's statements included pursuant to Item 4 in its Form 8-K Current Report dated March 2, 2001. At the request of the Company, we hereby state that we agree with the statements included in paragraphs (a) (1) (ii) and a (1) (iv) of Item 4 that relate to our firm.

Very truly yours,

/s/ J.H. Cohn, LLP